Risk Management	12 Months Ended
Dec. 31, 2025
Financial Instruments [Abstract]
Risk Management	Risk Management
A. Risk Management Strategy
The Company is exposed to market risk from changes in commodity prices, foreign exchange rates, interest rates, credit risk and liquidity risk. These risks affect the Company’s earnings and the value of associated financial instruments that the Company holds. In certain cases, the Company seeks to minimize the effects of these risks by using derivatives to hedge its risk exposures. The Company’s risk management strategy, policies and controls are designed to ensure that the risks it assumes comply with the Company’s internal objectives and risk tolerance.
The Company has two primary streams of risk management activities: (i) financial exposure management; and (ii) commodity exposure management. Within these activities, risks identified for management include commodity risk, interest rate risk, liquidity risk, equity price risk and foreign currency risk.
The Company seeks to minimize the effects of commodity risk, interest rate risk and foreign currency risk by using derivative financial instruments to hedge risk exposures. Of these derivatives, the Company may apply hedge accounting to those hedging commodity price risk, interest rate risk and foreign currency risk.
The use of financial derivatives is governed by the Company’s policies approved by the Board, which provide written principles on commodity risk, interest rate risk, liquidity risk, equity price risk and foreign currency risk, as well as the use of financial derivatives and non-derivative financial instruments.
Liquidity risk, credit risk and equity price risk are managed through means other than derivatives or hedge accounting.
The Company enters into various derivative transactions as well as other contracting activities that do not qualify for hedge accounting or where a choice was made not to apply hedge accounting. As a result, the related assets and liabilities are classified as derivatives at fair value through profit and loss. The net realized and unrealized gains or losses from changes in the fair value of these derivatives are reported in net earnings in the period the change occurs.
The Company designates certain derivatives as hedging instruments to hedge commodity price risk, foreign currency exchange risk in cash flow hedges and hedges of net investments in foreign operations. Hedges of foreign exchange risk on firm commitments are accounted for as cash flow hedges.
At the inception of the hedge relationship, the Company documents the relationship between the hedging instrument and the hedged item, along with its risk management objectives and its strategy for undertaking various hedge transactions. At the inception of the hedge and on an ongoing basis, the Company also documents whether the hedging instrument is effective in offsetting changes in fair values or cash flows of the hedged item attributable to the hedged risk, which is when the hedging relationships meet all of the following hedge effectiveness requirements:
•There is an economic relationship between the hedged item and the hedging instrument;
•The effect of credit risk does not dominate the value changes that result from that economic relationship; and
•The hedge ratio of the hedging relationship is the same as that resulting from the quantity of the hedged item that the Company actually hedges and the quantity of the hedging instrument that the entity actually uses to hedge that quantity of hedged item.
If a hedging relationship ceases to meet the hedge effectiveness requirement relating to the hedge ratio, but the risk management objective for that designated hedging relationship remains the same, the Company adjusts the hedge ratio of the hedging relationship so that it continues to meet the qualifying criteria.
B. Net Risk Management Assets and Liabilities
Aggregate net risk management assets (liabilities) are as follows:

As at Dec. 31, 2025
	Cash flow hedges	Not designated as a hedge	Total
Commodity risk management
Current	—	4	4
Long-term	—	(494)	(494)
Net commodity risk management liabilities	—	(490)	(490)
Other
Current	—	2	2
Long-term	—	7	7
Net other risk management assets	—	9	9
Total net risk management liabilities	—	(481)	(481)

As at Dec. 31, 2024
	Cash flow hedges	Not designated as a hedge	Total
Commodity risk management
Current	45	8	53
Long-term	—	(220)	(220)
Net commodity risk management assets (liabilities)	45	(212)	(167)
Other
Current	—	(12)	(12)
Long-term	—	8	8
Net other risk management liabilities	—	(4)	(4)
Total net risk management assets (liabilities)	45	(216)	(171)
Netting Arrangements
Information about the Company’s financial assets and liabilities that are subject to enforceable master netting arrangements or similar agreements is as follows:

As at Dec. 31, 2025	Gross amounts of recognized financial assets (liabilities)	Amounts set off	Net amounts included on the statement of financial position	Master netting arrangements(1)	Net amount
Current risk management assets	487	(334)	153	(5)	148
Long-term risk management assets	59	(28)	31	(3)	28
Current risk management liabilities	(470)	334	(136)	5	(131)
Long-term risk management liabilities	(45)	28	(17)	3	(14)
Trade and other receivables(2)	1,474	(1,338)	136	(18)	118
Accounts payable and accrued liabilities(2)	(1,451)	1,338	(113)	18	(95)

As at Dec. 31, 2024	Gross amounts of recognized financial assets (liabilities)	Amounts set off	Net amounts included on the statement of financial position	Master netting arrangements(1)	Net amount
Current risk management assets	686	(421)	265	(18)	247
Long-term risk management assets	153	(59)	94	(1)	93
Current risk management liabilities	(662)	421	(241)	18	(223)
Long-term risk management liabilities	(128)	59	(69)	1	(68)
Trade and other receivables(2)	1,519	(1,273)	246	(7)	239
Accounts payable and accrued liabilities(2)	(1,470)	1,273	(197)	7	(190)
(1)Amounts not set off in the Consolidated Statements of Financial Position.
(2)The trade and other receivables and accounts payable and accrued liabilities include amounts related to collateral provided and held. Refer to Note 15(E) below for further details.
C. Nature and Extent of Risks Arising from Financial Instruments
I. Market Risk
a. Commodity Price Risk Management
The Company has exposure to movements in certain commodity prices in both its electricity generation and proprietary trading businesses, including the market price of electricity and fuels used to produce electricity. Most of the Company’s electricity generation and related fuel supply contracts are considered to be contracts for delivery or receipt of a non-financial item in accordance with the Company’s expected own use requirements and are not considered to be financial instruments. As such, the discussion related to commodity price risk is limited to the Company’s proprietary trading business, VPPAs and other long-term contracts that are derivatives and commodity derivatives used in hedging relationships associated with the Company’s electricity generating activities.
To mitigate the risk of adverse commodity price changes, the Company uses three tools:
•A framework of risk controls;
•A predefined hedging plan, including fixed price financial power swaps and long-term physical power sale contracts to hedge commodity price for electricity generation; and
•A committee dedicated to overseeing the risk and compliance program in trading and ensuring the existence of appropriate controls, processes, systems and procedures to monitor adherence to the program.
The Company may, at times, execute hedges for its electricity price exposure in Alberta using fixed price financial swaps or other similar instruments. This hedging strategy falls under the Company’s risk management strategy used to hedge commodity price risk.
Market risk exposures are measured using Value at Risk (VaR) supplemented by sensitivity analysis. There has been no change to the Company’s exposure to market risks or the manner in which these risks are managed or measured. Position sizes and trade strategies were adjusted to remain within the Company's risk framework.
i. Commodity Price Risk Management – Proprietary Trading
The Company’s Energy Marketing segment conducts proprietary trading activities and uses a variety of instruments to manage risk, earn trading revenue and gain market information.
In compliance with the Company's Commodity Exposure Management Policy, proprietary trading activities are subject to limits and controls, including VaR limits. The Board approves the limit for total VaR from proprietary trading activities. VaR is the most commonly used metric employed to track and manage the market risk associated with trading positions.
A VaR measure gives, for a specific confidence level, an estimated maximum pre-tax loss that could be incurred over a specified period of time. VaR is used to determine the potential change in value of the Company’s proprietary trading portfolio, over a three-day period within a 95 per cent confidence level, resulting from normal market fluctuations. VaR is estimated using the historical variance/covariance approach. This measure has inherent limitations. VaR relies on historical data, assuming that past price movements will reflect future market risks. Consequently, it may only be meaningful under normal market conditions and does not account for extreme market events. In addition, the use of a three-day measurement period implies that positions can be unwound or hedged within three days, although this may not be possible if the market becomes illiquid.
Changes in market prices associated with proprietary trading activities affect net earnings in the period that the price changes occur. VaR at Dec. 31, 2025, associated with the Company’s proprietary trading activities was $1 million (2024 – $3 million).
ii. Commodity Price Risk – Generation
The generation segments use various commodity contracts to manage the commodity price risk associated with electricity generation, fuel purchases, emissions and byproducts, as considered appropriate. A Commodity Exposure Management Policy, prepared and approved annually, outlines the intended hedging strategies associated with the Company’s generation assets and related commodity price risks. Controls also include restrictions on authorized instruments, management reviews on individual portfolios and approval of asset transactions that could add potential volatility to the Company’s reported net earnings.
VaR at Dec. 31, 2025, associated with the Company’s commodity derivative instruments used in generation hedging activities was nil (2024 – $8 million). For positions and economic hedges that do not meet hedge accounting requirements or for short-term optimization transactions such as buybacks entered into to offset existing hedge positions, these transactions are marked to the market value with changes in market prices associated with these transactions affecting net earnings in the period in which the price change occurs. VaR at Dec. 31, 2025, associated with these transactions was $9 million (2024 – $13 million).
For the market risk related to long-term power sale and long-term wind energy sales contracts, refer to the Level III measurements table and the related unobservable inputs and sensitivities in Note 14(B)(II).
iii. Commodity Price Risk Management – Hedges
At Dec. 31, 2025, the Company had no outstanding commodity derivative instruments designated as hedging instruments, as the long-term power sale contract for Centralia reached its maturity.
iv. Commodity Price Risk Management – Non-Hedges
The Company’s outstanding commodity derivative instruments not designated as hedging instruments are as follows:

As at Dec. 31	2025		2024
Type (thousands)	Notional amount sold	Notional amount purchased	Notional amount sold	Notional amount purchased
Electricity (MWh)	46,274	4,244	47,593	8,416
Natural gas (GJ)	13,374	66,414	2,122	79,194
Transmission (MWh)	—	377	—	292
Emissions (MWh)	95	55	167	370
Emissions (tonnes)	3,150	650	1,850	150
Coal (tonnes)	—	—	—	1,728
b. Interest Rate Risk Management
Changes in interest rates can impact the Company’s borrowing costs and cost of capital. Changes in the cost of capital could affect the feasibility of new growth initiatives. Interest rate risk also arises as the fair value of future cash flows from a financial instrument fluctuates due to changes in market interest rates.
The Company's syndicated credit facility, Heartland term facility and the Poplar Creek non-recourse bond are subject to floating interest rates, which represent 10 per cent of the Company’s total long-term debt as at Dec. 31, 2025 (2024 – 23 per cent). Interest rate risk is managed with the use of derivatives.
As at Dec. 31, 2025, 86 per cent of the $201 million outstanding under the Heartland term facility was hedged at an average rate of 4.4 per cent.
c. Currency Rate Risk
The Company has exposure to various currencies, such as the U.S. dollar and the Australian dollar, as a result of investments and operations in foreign jurisdictions, the net earnings from those operations and the acquisition of equipment and services from foreign suppliers.
The Company may enter into the following hedging strategies to mitigate currency rate risk, including:
•Foreign exchange forward contracts to mitigate adverse changes in foreign exchange rates on project-related expenditures and distributions received in foreign currencies;
•Foreign exchange forward contracts and cross-currency swaps to manage foreign exchange exposure on foreign-denominated debt not designated as a net investment hedge; and
•Designating foreign currency debt as a hedge of the net investment in foreign operations to mitigate the risk due to fluctuating exchange rates related to certain foreign subsidiaries.
The Company's target is to hedge a minimum of 60 per cent of our forecasted foreign operating cash flows over a four-year period. The U.S. exposure is managed with a combination of interest expense on our U.S.-dollar-denominated debt and forward foreign exchange contracts and the Australian exposure is managed with a combination of interest expense on Australian-dollar-denominated debt and forward foreign exchange contracts.
i. Net Investment Hedges
When designating foreign currency debt as a hedge of the Company’s net investment in foreign subsidiaries, the Company has determined that the hedge is effective if the foreign currency of the net investment is the same as the currency of the hedge and therefore an economic relationship is present.
The Company’s hedges of its net investment in foreign operations were comprised of U.S. dollar denominated long-term debt with a face value of US$300 million (2024 – US$300 million).
ii. Non-Hedges
The Company also uses foreign currency contracts to manage its expected foreign operating cash flows and foreign exchange forward contracts to manage foreign exchange exposure on foreign-denominated debt not designated as a net investment hedge. Hedge accounting is not applied to these foreign currency contracts.

As at Dec. 31	2025			2024
Notional amount sold	Notional amount purchased	Fair value (liability) asset	Maturity	Notional amount sold	Notional amount purchased	Fair value (liability) asset	Maturity
Foreign exchange forward contracts – foreign-denominated receipts/expenditures
AUD12	CAD7	(2)	2026-2029	AUD14	CAD10	(1)	2025-2028
USD277	CAD377	—	2026-2029	USD419	CAD585	(13)	2025-2028
USD99	AUD152	4	2026	USD101	AUD153	(9)	2025

Foreign exchange forward contracts – foreign-denominated debt
CAD195	USD140	(4)	2026	CAD192	USD140	8	2025

iii. Impacts of Currency Rate Risk
The possible effect on net earnings and OCI, due to changes in foreign exchange rates associated with financial instruments denominated in currencies other than the Company’s functional currency, is outlined below. The sensitivity analysis has been prepared using management’s assessment that an average three cents (2024 – three cents) increase or decrease in these currencies relative to the Canadian dollar is a reasonable potential change over the next quarter.

Year ended Dec. 31	2025		2024
Currency	Net earnings decrease(1)	OCI gain(1)(2)	Net earnings decrease(1)	OCI gain(1)(2)
USD	(14)	—	(17)	—
AUD	(3)	—	(3)	—
Total	(17)	—	(20)	—
(1)These calculations assume an increase in the value of these currencies relative to the Canadian dollar. A decrease would have the opposite effect.
(2)The foreign exchange impact related to financial instruments designated as hedging instruments in net investment hedges has been excluded.
II. Credit Risk
Credit risk is the risk that customers or counterparties will cause a financial loss for the Company by failing to discharge their obligations and the risk to the Company associated with changes in creditworthiness of entities with which commercial exposures exist. The Company actively manages its exposure to credit risk by assessing the ability of counterparties to fulfil their obligations under the related contracts before entering into such contracts. The Company makes detailed assessments of the credit quality of all counterparties and, where appropriate, obtains corporate guarantees, cash collateral, third-party credit insurance and/
or letters of credit to support the ultimate collection of these receivables. For commodity trading and origination, the Company sets strict credit limits for each counterparty and monitors exposures on a daily basis. TransAlta uses standard agreements that allow for the netting of exposures and often include margining provisions. If credit limits are exceeded, TransAlta will request collateral from the counterparty or halt trading activities with the counterparty.
The Company uses external credit ratings, as well as internal ratings in circumstances where external ratings are not available, to establish credit limits for customers and counterparties.
The following table outlines the Company’s maximum exposure to credit risk without taking into account collateral held, including the distribution of credit ratings, as at Dec. 31, 2025:

	Investment grade (per cent)	Non-investment grade (per cent)	Total (per cent)	Total amount
Trade and other receivables(1)	84	16	100	699
Long-term finance lease receivable	100	—	100	277
Risk management assets(1)	53	47	100	194
Long-term financial assets(2)	—	100	100	140
Loans receivable(3)	—	100	100	31
Total				1,341
(1)Letters of credit and cash and cash equivalents are the primary types of collateral held as security related to these amounts.
(2)Included within long-term financial assets with counterparties that have no external credit rating. Refer to Note 14 for further details.
(3)Includes $31 million loans receivable included within other assets with counterparties that have no external credit rating.
An impairment analysis is performed at each reporting date using a provision matrix to measure expected credit losses. The provision rates are based on segment historical rates of default of trade receivables and they incorporate forward-looking credit ratings and forecasted default rates. In addition to calculating expected credit losses, TransAlta monitors key forward-looking information to determine if historical bad debt percentages, forward-looking S&P credit ratings and forecasted default rates continue to be representative of future expected credit losses. The calculation reflects the probability-weighted outcome, the time value of money and reasonable and supportable information that is available at the reporting date about past events, current conditions and forecasts of future economic conditions.
TransAlta evaluates the concentration of risk with respect to trade receivables as low, as its customers are located in several jurisdictions and industries. The Company did not have material expected credit losses as at Dec. 31, 2025.
The Company’s maximum exposure to credit risk at Dec. 31, 2025, without taking into account collateral held or right of set-off, is represented by the current carrying amounts of receivables and risk management assets as per the Consolidated Statements of Financial Position. Letters of credit and cash are the primary types of collateral held as security related to these amounts. The maximum credit exposure to any one customer for commodity trading operations and hedging, including the fair value of open trading, net of any collateral held, at Dec. 31, 2025, was $51 million (Dec. 31, 2024 – $77 million).
III. Liquidity Risk
Liquidity risk relates to the Company’s ability to access capital to be used for capital projects, debt refinancing, proprietary trading activities, commodity hedging and general corporate purposes. As at Dec. 31, 2025, TransAlta maintains an investment grade rating from one credit rating agency and one notch below investment grade ratings from two credit rating agencies. Between 2026 and 2028, the Company has $664 million of scheduled non-recourse debt and tax equity principal payments.
Collateral is posted based on negotiated terms with counterparties, which can include the Company’s senior unsecured credit rating as determined by certain major credit rating agencies. Some of the Company’s derivative instruments contain financial assurance provisions that require collateral to be posted only if a material adverse credit-related event occurs.
TransAlta manages liquidity risk by monitoring liquidity on trading positions; preparing and revising longer-term financing plans to reflect changes in business plans and the market availability of capital; reporting liquidity risk exposure for proprietary trading activities on a regular basis to the Risk Management Committee, senior management and the Audit, Finance and Risk Committee (on behalf of the Board); and maintaining sufficient undrawn committed credit lines to support potential liquidity requirements. The Company does not use derivatives to manage liquidity risk.
A maturity analysis of the Company's financial liabilities is as follows:

	2026	2027	2028	2029	2030	2031 and thereafter	Total
Accounts payable, accrued liabilities and other current liabilities	613	—	—	—	—	—	613
Long-term debt(1)
Credit facilities(1)	—	—	—	98	—	—	98
Debentures	—	—	—	110	141	450	701
Senior notes	—	—	—	—	—	959	959
Non-recourse – Hydro	—	—	—	—	—	39	39
Non-recourse – Wind & Solar	67	70	74	43	45	202	501
Non-recourse and Recourse – Gas	61	65	66	74	95	549	910
Non-recourse Heartland term facility	24	176	—	—	—	—	200
Tax equity financing	18	20	23	18	—	—	79
Exchangeable securities(2)	—	—	—	—	—	750	750
Commodity risk management (assets) liabilities(3)	(4)	16	23	28	26	401	490
Other risk management (assets) liabilities	(2)	1	1	—	—	(9)	(9)
Lease liabilities	5	5	5	5	5	121	146
Interest on long-term debt and lease liabilities(4)	179	184	167	156	138	705	1,529
Interest on exchangeable securities(2)(4)	53	53	53	52	53	457	721
Dividends payable	52	—	—	—	—	—	52
Total	1,066	590	412	584	503	4,624	7,779
(1)Excludes impact of hedge accounting and derivatives.
(2)The exchangeable debentures are due May 1, 2039 and the exchangeable preferred shares are perpetual. However, a cash payment could occur after Dec. 31, 2028, at the Company's option, if the exchangeable securities are not exchanged by Brookfield Renewable Partners or its affiliates (collectively Brookfield). At Brookfield's option, the exchangeable securities are currently exchangeable into an equity ownership interest in TransAlta’s Alberta Hydro Assets after Dec. 31, 2024. (Note 26).
(3)Negative amount represents a receivable position or cash inflow.
(4)Not recognized as a financial liability on the Consolidated Statements of Financial Position and excludes the impact of interest rate swaps.

IV. Equity Price Risk
Total Return Swaps
The Company has certain compensation, deferred and restricted share unit programs, the values of which depend on the common share price of the Company. The Company has fixed a portion of the settlement cost of these programs by entering into a total return swap for which hedge accounting has not been applied. The total return swap is cash settled every quarter based upon the difference between the fixed price and the market price of the Company’s common shares at the end of each quarter.
D. Effects of Hedge Accounting on Financial Position and Performance
I. Effect of Hedges
The impact of the hedging instruments on the statement of financial position is as follows:

As at Dec. 31, 2025	Notional amount	Carrying amount	Line item in the statement of financial position	Change in fair value used for measuring ineffectiveness
Commodity price risk
Cash flow hedges
Physical power sales(1)	—	—	Risk management liabilities	(2)
Foreign currency risk
Net investment hedges
Foreign-denominated debt	USD300	CAD411	Credit facilities, long-term debt and lease liabilities	—
(1)In thousands of MWh.

As at Dec. 31, 2024	Notional amount	Carrying amount	Line item in the statement of financial position	Change in fair value used for measuring ineffectiveness
Commodity price risk
Cash flow hedges
Physical power sales(1)	2,628	45	Risk management assets	114
Foreign currency risk
Net investment hedges
Foreign-denominated debt	USD300	CAD431	Credit facilities, long-term debt and lease liabilities	—
(1)In thousands of MWh.
The impact of the hedged items on the statement of financial position is as follows:

As at Dec. 31	2025		2024
	Change in fair value used for measuring ineffectiveness	Cash flow hedge reserve(1)	Change in fair value used for measuring ineffectiveness	Cash flow hedge reserve(1)
Commodity price and interest rate risk
Cash flow hedges(2)	(2)	(4)	114	65

	Change in fair value used for measuring ineffectiveness	Foreign currency translation reserve(1)	Change in fair value used for measuring ineffectiveness	Foreign currency translation reserve(1)
Foreign currency risk
Net investment hedges
Net investment in foreign subsidiaries	—	(35)	—	(34)
(1)Included in AOCI, net of tax.
(2)During the fourth quarter of 2025, the Company's commodity price hedges for Centralia, including a long-term physical power sale contract, reached its maturity, and hedge accounting was therefore discontinued.
The hedging gain or loss recognized in OCI before tax is equal to the change in fair value used for measuring effectiveness for the net investment hedge. Ineffectiveness of nil in after-tax losses was reclassified from OCI to net earnings during the year ended Dec. 31, 2025. (2024 – after-tax losses reclassified of $4 million)
The impact of designated cash flow hedges on OCI and net earnings is:

Year ended Dec. 31, 2025
		Effective portion		Ineffective portion
Derivatives in cash flow hedging relationships	Pre-tax gain recognized in OCI	Location of gain reclassified from OCI	Pre-tax (gain) loss reclassified from OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss recognized in earnings
Commodity contracts	(1)	Revenue	(43)	Revenue	—
Forward starting interest rate swaps	—	Interest expense	(39)	Interest expense	—
OCI impact	(1)	OCI impact	(82)	Net earnings impact	—
Over the next 12 months, the Company estimates that no after-tax losses will be reclassified from AOCI to net earnings.
These estimates assume constant interest rates and exchange rates over time; however, the actual amounts that will be reclassified may vary based on changes in these factors.

Year ended Dec. 31, 2024
		Effective portion		Ineffective portion
Derivatives in cash flow hedging relationships	Pre-tax gain (loss) recognized in OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss reclassified from OCI	Location of (gain) loss reclassified from OCI	Pre-tax (gain) loss recognized in earnings
Commodity contracts	270	Revenue	(15)	Revenue	—
Forward starting interest rate swaps	—	Interest expense	(8)	Interest expense	—
OCI impact	270	OCI impact	(23)	Net earnings impact	—
II. Effect of Non-Hedges
For the year ended Dec. 31, 2025, the Company recognized a net unrealized loss of $289 million (2024 – loss of $7 million) related to commodity derivatives.
For the year ended Dec. 31, 2025, a loss of $25 million (2024 – loss of $63 million) related to foreign exchange and other derivatives was recognized, which consists of net unrealized losses of $18 million (2024 – loss of $36 million) and net realized losses of $7 million (2024 – loss of $27 million), respectively.
E. Collateral
I. Financial Assets Provided as Collateral
At Dec. 31, 2025, the Company provided $92 million (Dec. 31, 2024 – $124 million) in cash and cash equivalents as collateral to regulated clearing agents as security for commodity trading activities. These funds are held in segregated accounts by the clearing agents. Collateral provided is included within trade and other receivables in the Consolidated Statements of Financial Position. At Dec.
31, 2025, the Company provided $20 million (Dec. 31, 2024 – $21 million) in surety bonds as security for commodity trading activities.
II. Financial Assets Held as Collateral
At Dec. 31, 2025, the Company held $3 million (Dec. 31, 2024 – $9 million) in cash collateral associated with counterparty obligations. Under the terms of the contracts, the Company may be obligated to pay interest on the outstanding balances and to return the principal when the counterparties have met their contractual obligations or when the amount of the obligation declines as a result of changes in market value. Interest payable to the counterparties on the collateral received is calculated in accordance with each contract. Collateral held is related to physical and financial derivative transactions in a net asset position and is included in accounts payable and accrued liabilities in the Consolidated Statements of Financial Position.
III. Contingent Features in Derivative Instruments
Collateral is posted in the normal course of business based on the Company’s senior unsecured credit rating as determined by certain major credit rating agencies. Certain of the Company’s derivative instruments contain financial assurance provisions that require collateral to be posted only if a material adverse credit-related event occurs.
At Dec. 31, 2025, the Company had posted collateral of $338 million (Dec. 31, 2024 – $424 million) in the form of letters of credit on physical and financial derivative transactions in a net liability position. Certain derivative agreements contain credit-risk-contingent features, which if triggered could result in the Company having to post an additional $92 million (Dec. 31, 2024 – $128 million) of collateral to its counterparties.